AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON FEBRUARY 6, 1996

                                                       REGISTRATION NO. 33-71200

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -----------------

                      POST-EFFECTIVE AMENDMENT NO. 1 TO
                                  FORM S-8



                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              -----------------

                                  EQUIFAX INC.
               (Exact name of issuer as specified in its charter)

             GEORGIA                                    58-0401110
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
  incorporation or organization)

                          1600 Peachtree Street, N.W.
                            Atlanta, Georgia 30309
                    (Address of principal executive offices)

                              -----------------

                   EQUIFAX INC. OMNIBUS STOCK INCENTIVE PLAN
                  EQUIFAX INC. EMPLOYEES STOCK INCENTIVE PLAN

                         TO BE FUNDED IN PART THROUGH:
                   EQUIFAX INC. EMPLOYEE STOCK BENEFITS TRUST

                           (Full title of the plans)

                              -----------------

                               THOMAS H. MAGIS
           Corporate Vice President, Secretary and General Counsel
                                Equifax Inc.
                         1600 Peachtree Street, N.W.
                           Atlanta, Georgia 30309
                                404/885-8000
          (Name, address, including zip code, and telephone number,
                 including area code, of agent for service)


                               With a copy to:
                           J. William Gibson, Esq.
                              Hunton & Williams
                       NationsBank Plaza - Suite 4100
                         600 Peachtree Street, N. E.
                         Atlanta, Georgia 30308-2216
                                404/888-4005

                              -----------------

================================================================================
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                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


ITEM 1.   PLAN INFORMATION.

         Not required to be filed with the Securities and Exchange Commission (the "Commission").


ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Not required to be filed with the Commission.



                                    PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Equifax Inc. (the "Company") with the Commission (File No. 1-6605) are incorporated herein by reference and made a part hereof:

                          (i) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992;

                          (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993;

                          (iii) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993;

                          (iv) the Company's Form 10, dated December 31, 1964, containing a description of the Company's Common Stock (the "Common Stock").

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of the Prospectus and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Prospectus to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Prospectus.





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

ITEM 4.   DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Georgia Business Corporation Code permits, and the Company's Bylaws require, the Company to indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (which could include actions, suits or proceedings under the Securities Act of 1933, as amended (the "Securities Act")), whether civil, criminal, administrative, or investigative (other than an action brought by or on behalf of the Company) by reason of the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. With regard to actions or suits by or in the right of the Company, indemnification is limited to reasonable expenses incurred in connection with the proceeding and generally is not available in connection with such a proceeding in which such person was adjudged liable to the Company.

         In addition, the Company carries insurance on behalf of directors and officers that may cover liabilities under the Securities Act.


ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


ITEM 8.   EXHIBITS.

Exhibit No.

4.1 Articles of Incorporation, as amended through December 15, 1992 (Incorporated herein by reference from the Exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1989)

4.2 Amendment to the Articles of Incorporation, filed with the Secretary of State of the State of Georgia on December 16, 1992 (Incorporated herein by reference from the Exhibits to the Company's Equifax Inc. Employees Stock Incentive Plan on Form S-8 filed February 26, 1993, No. 33-58734)

4.3 Bylaws of the Company (Incorporated herein by reference from the Exhibits to the Company's Equifax Inc. Employees Stock Incentive Plan on Form S-8, filed February 26, 1993, No. 33-58734)





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

5                Opinion of Hunton & Williams

15*              Letter re:  Unaudited Interim Financial Information

23.1*            Consent of Arthur Andersen & Co.

23.2             Consent of Hunton & Williams (included as part of Exhibit 5)

24*              Power of Attorney (included as part of signature page)

         * Previously filed with Registration Statement on Form S-8, Registration No. 33-71200, filed November 3, 1993.


ITEM 9.   UNDERTAKINGS.

         (a)     The Company hereby undertakes:

                 1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                 2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.





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

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described under Item 6 above, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.





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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in Atlanta, Georgia on this 5th day of February, 1996.

                                EQUIFAX INC.


                                By /s/ Thomas H. Magis
                                   ---------------------------------------------
                                   Thomas H. Magis
                                   Corporate Vice President, Secretary and
                                   General Counsel


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on the 5th day of February, 1996.


              Signature                                            Title
              ---------                                            -----
 /s/ C. B. Rogers, Jr.                                    Chairman of the Board
----------------------------------------------
 C. B. Rogers, Jr.

 *Donald U. Hallman                                       Senior Vice President and Chief Financial Officer
----------------------------------------------
 Donald U. Hallman

 *Philip J. Mazzilli                                      Vice President and Corporate Controller
----------------------------------------------            (Principal Accounting Officer)
 Philip J. Mazzilli

 *D. W. McGlaughlin                                       President, Chief Operating Officer and Director
----------------------------------------------
 D. W. McGlaughlin


----------------------------------------------            Executive Vice President and Director
 Thomas F. Chapman

 *J. C. Chartrand                                         Executive Vice President and Director
----------------------------------------------
 J. C. Chartrand

 *Lee A. Ault, III                                        Director
----------------------------------------------
 Lee A. Ault, III

 *Ron D. Barbaro                                          Director
----------------------------------------------
 Ron D. Barbaro

                     [signatures continued on next page]

                             [signatures continued]

                Signature                                                       Title
                ---------                                                       -----
----------------------------------------------                                 Director
 John. L. Clendenin


----------------------------------------------                                 Director
 A. W. Dahlberg


----------------------------------------------                                 Director
 L. Phillip Humann


----------------------------------------------                                 Director
 Tinsley H. Irvin

*Larry L. Prince                                                               Director
----------------------------------------------
 Larry L. Prince

 *D. Raymond Riddle                                                            Director
----------------------------------------------
 D. Raymond Riddle

 *Betty L. Siegel                                                              Director
----------------------------------------------
 Betty L. Siegel, Ph.D.


----------------------------------------------                                 Director
 L. W. Sullivan, M.D.

 *By:/s/ C.B. Rogers, Jr.
     ----------------------------------
    C. B. Rogers, Jr., Attorney-in-Fact

                                 EXHIBIT INDEX


                                                                                                 Sequentially
        Exhibit No.                                 Description                                  Numbered Page
        -----------                                 -----------                                  -------------
          4.1               Articles of Incorporation, as amended through December
                            15, 1992  (Incorporated herein by reference from the
                            Exhibits to the Company's Annual Report on Form 10-K for
                            the year ended December 31, 1989)

          4.2               Amendment to the Articles of Incorporation, filed with
                            the Secretary of State of the State of Georgia on
                            December 16, 1992 (Incorporated herein by reference from
                            the Exhibits to the Company's Equifax Inc. Employees
                            Stock Incentive Plan on Form S-8 filed February 26, 1993,
                            No. 33-58734)

          4.3               Bylaws of the Company (Incorporated herein by reference
                            from the Exhibits to the Company's Equifax Inc. Employees
                            Stock Incentive Plan on Form S-8, filed February 26,
                            1993, No. 33-58734)

          5                 Opinion of Hunton & Williams

          15*               Letter re:  Unaudited Interim Financial Information

          23.1*             Consent of Arthur Andersen & Co.

          23.2              Consent of Hunton & Williams (included as part of Exhibit 5)

          24*               Power of Attorney (included as part of signature page)


       * Previously filed with Registration Statement on Form S-8, Registration No. 33-71200, filed November 3, 1993.





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